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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  Janurary 24, 1997



                      JOHN B. SANFILIPPO & SON, INC.
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            (Exact Name of Registrant as Specified in its Charter)


       Delaware                    0-19681            36-2419677
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(State or Other Jurisdiction      (Commission          (IRS Employer
 of Incorporation)                File Number)    Identification No.)


   2299 Busse Road, Elk Grove Village, Illinois      60007
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(Address of Principal Executive Offices)            (Zip Code)


                                (847) 593-2300
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          (Registrant's Telephone Number, including Area Code)



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    (Former Name or Former Address, if Changed Since Last Report)





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John B. Sanfilippo & Son,, Inc. (the "Registrant") submits the following information:


ITEM 5.  OTHER EVENTS

BACKGROUND. As previously reported by the Registrant, the Registrant was not in compliance with the fixed charge coverage ratio covenants as of the end of the third quarter of 1996 under each of its credit facilities: (i) the Credit Agreement in the amount of $60.0 million dated as of March 27, 1996 (as amended, the "Bank Credit Facility") among the Registrant, the Lenders party thereto and Bank of America, as agent (collectively, the "Lenders"); (ii) the Amended and Restated Note Purchase and Private Shelf Agreement in the aggregate amount of $35.0 million dated as of October 19, 1993 (as amended, the "Long-Term Financing Facility") between the Registrant and The Prudential Insurance Company of America ("Prudential"); and (iii) the Note Purchase Agreement in the aggregate amount of $25.0 million dated as of August 30, 1995 (as amended, the "Additional Long-Term Financing") between the Registrant and Teachers Insurance and Annuity Association of America ("Teachers"). As previously reported, the violations also caused cross-defaults under each credit facility. Despite the defaults, the Lenders, Prudential and Teachers waived any event of default arising from these violations.

As of October 30, 1996, as was reported on the Registrant's Form
10-Q for the quarterly period ended September 26, 1996, the Registrant entered into Amendment No. 2 and Waiver to Credit
Agreement ("Amendment No. 2") under the Bank Credit Facility. Amendment No. 2 waived the Registrant's non-compliance with the fixed charge coverage ratio covenant, and also required the Registrant to amend the Bank Credit Facility to, among other things: (i) convert the fixed charge coverage ratio covenant from a most recent four quarter calculation to an individual quarter calculation, beginning with the quarter ending December 31,1996 and continuing for each of the next four quarters; (ii) decrease the annual capital expenditure limitation in 1997; (iii) increase the aggregate amount outstanding limitation under the Bank Credit
Facility's "clean down covenant"; and (iv) grant by November 27, 1996:
(a) a first priority perfected security interest and lien in substantially all of the Registrant's assets to secure the obligations under the Bank Credit Facility, the Long-Term Financing Facility and the senior portion of the Additional Long-Term Financing; and (b) a junior security interest in the Registrant's assets to secure the obligations under the subordinated portion of the Additional
Long-Term Financing. The date for granting the security interest was first extended to December 6, 1996 and was subsequently extended to December 20, 1996 and then to January 1997.

Agreements affecting the credit facilities. On January 24, 1997, the Registrant granted the above-described security interests, and the following agreements were entered into: (i) Amendment No.
3 to Credit Agreement ("Amendment No. 3") under the Bank Credit Facility; (ii) Second Amendment and Restated Note Agreement ("Long-Term Financing Facility Amendment") under the Long-Term Financing Facility; and (iii) Amendment No. 2 to Note Purchase Agreement dated as of August 30, 1995 ("Additional Long-Term
Financing Amendment") under the Additional Long-Term Financing. Amendment No. 3, among other things, effected the above-described changes to the Bank Credit Facility. The Long-Term Financing
Facility Amendment, among other things, modified financial and other covenants to match those contained in the Bank Credit Facility, including those described above. The Additional Long-Term Financing Amendment replaced the fixed charge coverage ratio covenant for the quarter ending December 31,1996 and for the three subsequent quarters. However, on January 1, 1998, the terms of the fixed charge coverage ratio covenant revert back to the terms contained in the original Additional Long-Term Financing. The Additional Long-
Term Financing Amendment also requires the Registrant to achieve specified levels of consolidated operating income and to not exceed specified levels of interest expense for those fiscal quarters ending December 1996 through June 1997.

For additional information reference is made to Amendment No. 3, the Long-Term Financing Facility Amendment and the Additional
Long-Term Financing Amendment filed herewith as exhibits.


EXHIBITS

The exhibits required by Item 601 of Regulation S-K and filed herewith are listed in the Exhibit Index which follows the signature page and immediately precedes the exhibits filed.




                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    JOHN B. SANFILIPPO & SON, INC.



Date: February 28, 1997             By:  /s/ Gary P. Jensen
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                                         Executive Vice President of Finance
                                         and Chief Financial Officer



                 JOHN B. SANFILIPPO & SON, INC.
                        EXHIBIT INDEX
           (Pursuant to Item 601 of Regulation S-K)

Exhibit Number               Description and Page                  Total Pages
--------------------         ----------------------                -----------

(1)                          None

(2)                          None

(4)                          None

(16)                         None

(17)                         None

(20)                         None

(23)                         None

(24)                         None

(27)                         None

(99)                         Amendment No. 3 to Credit Agreement           23
                             dated January 24, 1997 to that certain
                             Credit Agreement in the amount of $60
                             million dated as of March 27, 1996 among the Registrant, the Lenders party thereto and Bank of America, as agent amended by that certain Amendment No. 1 and Waiver to Credit Agreement dated as of August 1, 1996 and that certain Amendment No. 2 and Waiver to Credit Agreement dated as of October 30, 1996.

(99)                         Second Amendment and Restated Note            84
                             Agreement dated January 24, 1997 to that certain Amended and Restated Note
                             Purchase and Private Shelf Agreement in
                             the aggregate amount of $35 million dated as of October 19, 1993 between the Registrant and The Prudential Insurance
                             Company of America.

(99)                         Amendment No. 2 to Note Purchase              14
                             Agreement dated as of January 24, 1997
                             to that certain Note Purchase Agreement
                             in the aggregate amount of $25 million dated as of August 30, 1995 between the Registrant and Teachers Insurance and Annuity
                             Association of America.